UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2014

China Electronics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-152535	98- 0550385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Building G-08, Guangcai Market, Foziling West Road, Lu’an City, Anhui Province, PRC	237001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 011-86-564-3224888

Buyonate, Inc
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. Forward-looking statements are based on the Company’s current expectations and assumptions regarding our business, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. The Company cautions you therefore against relying on any of these forward-looking statements. These statements are subject to uncertainties and risks. including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). In addition, the Company disclaims any obligation to, and will not, except as required by applicable law, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 7.01 Regulation FD Disclosure

Item 8.01 Other Events.

On December 18, 2014, Lu'An Guoying Electronic Sales Co., Ltd. (“Guoying”), a wholly-owned subsidiary of China Electronics Holdings, Inc. (the “Company”), entered into a Letter of Intent (the “LOI”) with An Hui Da Yun Heng Tong E-Commerce Company, Ltd., a corporation organized in the People’s Republic of China (“Da Yun Heng Tong” or "China Crazy Buy"), and the owner of an O2O (online to offline) and B2C (business to customer) e-commerce business focused on sale of locally produced, national branded and well-known agricultural products (raw, packaged and cooked food, meat, beverage, fresh fruits and vegetables) in the Anhui Province of China.  China Crazy Buy developed technologies and infrastructure in order to support and help local businesses, consist of buyers, sellers, third-party service providers, small retail sellers and larger wholesale sellers, to leverage the power of internet to establish an online presence and conduct commerce with consumers and businesses. Mr. Hailong Liu, the CEO and Chairman of the Company and Guoying, is majority shareholder and Chairman of the Board of China Crazy Buy.

Pursuant to the LOI, at closing, Guoying plans to acquire 100% of the issued and outstanding capital stock of Da Yun Heng Tong in consideration for the issuance of capital stock of the Company. A copy of the LOI is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The LOI has non-binding obligations. The transaction is subject to various conditions to closing, including satisfactory completion of due diligence, approval of the Company’s shareholders and definitive documentation, and receiving of audited financials. The Parties are entitled to terminate the LOI at any time by either mutual agreement of both parties, or at any Party's discretion if the contemplated transaction failed to close before March 30, 2015. If and when the transactions contemplated by the LOI are consummation, the Company through Guoying will seek to engage in e-commerce business, although there can be no assurance that such efforts will be successful.

There can be no assurance that the transactions contemplated by the LOI will be consummated.  The LOI and this Current Report on Form 8-K do not constitute an offer to buy, or solicitation of an offer to sell, any securities of the Company and no offer or sale of such securities will be made in any jurisdiction where it would be unlawful to do so.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits.

99.1   Letter of Intent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2014

China Electronics Holdings, Inc.

	By:	/s/ Hailong Liu
Hailong Liu
CEO and Chairman